                                                                   Exhibit 10(y)

$175,000                                                  Columbus, Ohio
                                                          November 6, 1995

                                  EXHIBIT "B"

                            COGNOVIT PROMISSORY NOTE
                            ------------------------


     FOR VALUE RECEIVED, we, DANIEL M. WELSH, an individual residing in New York, and THURSDAY PRODUCTIONS, INC. (collectively hereinafter referred to as the "Undersigned"), jointly and severally promise to pay to SCHOOL BOOK FAIRS, INC. (hereinafter the "Holder"), the principal sum of One Hundred Seventy-Five and 00/100 Dollars ($175,000.00), together with interest at the rate of eight percent (8%) per annum payable as follows:

     Commencing on February 1, 1996 and on the first day of each May, August, November, and February thereafter until February 1, 1999, the Undersigned shall pay to Holder any and all accrued interest on the principal amount. Commencing on May 1, 1999 and on the first day of each May, August, November, and February thereafter until February 1, 2001, the Undersigned shall pay to the Holder Twenty Three Thousand Eight Hundred Eighty-Nine and 22/100 Dollars ($23,889.22), of equal installments of principal and interest.

     The Undersigned shall have the right to prepay all or any part of the principal at any time without penalty. Any such prepayment will be credited first against the next installment of principal due hereunder (unless a default has occurred, in which event prepayments shall first be credited against interest then due).

     In the event of non-payment of any installment of principal or interest hereunder, when due, the entire balance of principal then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, without notice or demand. All outstanding principal and accrued interest then remaining unpaid shall bear interest at a rate of eighteen percent (18%) per annum.

     The Undersigned and any sureties, endorsers or guarantors hereby irrevocably authorize any attorney at law to appear in any court of record in any county in the State of Ohio, or elsewhere, where any of the Undersigned reside, signed this Note, or can be found, after the obligation evidenced hereby, or any part thereof, becomes due and is unpaid, and waive the issuance and service of process and confess judgment against any or all of the Undersigned in favor of the Holder of this Note for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all right of appeal and stay of execution, but no judgment or judgments against fewer than all of the Undersigned shall be a bar to any subsequent judgment against those of the Undersigned against whom judgment has not been taken.

     The Undersigned and any sureties, endorsers or guarantors hereby waive presentment for payment, demand, protest, notice of nonpayment or dishonor and any and all other notices and demands whatsoever, and all defenses on the ground of an extension of time for payment which may be granted, even though the period of extension may be indefinite, and any inaction by, or failure to assert any legal right available to, the Holder of this Note.

     IN WITNESS WHEREOF, the Undersigned have set their hand to this Note as of the 6th day of November, 1995.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. [Sec. 2323.13 O.R.C.]


THURSDAY PRODUCTIONS, INC.


By: /s/ Daniel M Welsh                  /s/ Daniel M. Welsh
   ------------------------------       ---------------------------------
                                        Daniel M. Welsh

Its: President
    -----------------------------